UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
April 10, 2008
STERLING CHEMICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50132	76-0502785
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

333 Clay Street, Suite 3600		77002-4109
Houston, Texas		(Zip Code)
(Address of principal execute offices)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant
(a)	On April 10, 2008, the Audit Committee of the Board of Directors (the “Audit Committee”) of Sterling Chemicals, Inc. (the “Company”) approved a change in the Company’s independent registered public accounting firm. The Audit Committee dismissed Deloitte and Touche LLP (“Deloitte”) on April 10, 2008.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph relating to a change in the method of accounting for defined benefit pension and other postretirement plans as of December 31, 2006, and an explanatory paragraph relating to a restatement of the Company’s 2006 financial statements.

During the years ended December 31, 2007 and 2006 and through April 10, 2008, there were (1) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of Deloitte, would have caused them to make reference to such disagreements in its report on the Company’s financial statements for such periods, and (2) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) except that during the 2007 audit, management and Deloitte reported to the Audit Committee an internal control matter which was concluded to be a material weakness as the term is defined in the applicable authoritative literature. In particular, management disclosed a material weakness in Item 9A(T) of the Company’s December 31, 2007 Annual Report on Form 10-K relating to a lack of sufficient control procedures, as well as a lack of adequate involvement of knowledgeable technical accounting resources in the application of complex accounting guidance to significant, material transactions, which resulted in a restatement of the Company’s financial statements.

The Company has provided Deloitte with a copy of this Current Report on Form 8-K and requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter from Deloitte to the Securities and Exchange Commission dated as of April 14, 2008 is attached as Exhibit 16.1 to this Current Report.

(b)	The Audit Committee appointed Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm effective April 11, 2008. During the two most recent fiscal years and through April 10, 2008, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Grant Thornton provide written or oral advice to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial

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reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). The appointment of Grant Thornton will be presented to the Company’s stockholders for ratification at the Company’s 2008 Annual Meeting of Stockholders to be held on April 29, 2008.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

(c)	Exhibits.

16.1	Letter from Deloitte to the Securities and Exchange Commission dated April 14, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2008	STERLING CHEMICALS, INC.
	By:	/s/ John R. Beaver
John R. Beaver
Senior Vice President-Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte to the Securities and Exchange Commission dated April 14, 2008.